UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 9, 2006
                                                  ------------------------------

                              JACUZZI BRANDS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                    1-14557                  22-3568449
------------------------------    ------------------      ----------------------
 (State of other Jurisdiction      (Commission File          (I.R.S. Employer
        of Incorporation)              Number)            Identification Number)


     777 S. Flagler Drive, West Tower, Suite 1100, West Palm Beach, FL 33401
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (561) 514-3838
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The following information is being "furnished" in accordance with General Instruction B.2. of Form 8-K and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. On February 9, 2006, Jacuzzi Brands, Inc. issued a press release to announce the Company's quarterly results for the first quarter of fiscal year 2006. A copy of the press release is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.


Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Press Release dated February 9, 2006 announcing the Company's quarterly results for the first quarter of fiscal year 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 9, 2006                          JACUZZI BRANDS, INC.


                                                By:    /S/ STEVEN C. BARRE
                                                       -------------------------
                                                Name:  Steven C. Barre
                                                Title: Senior Vice President and
                                                       General Counsel